                                                                   Exhibit 23.12


                     CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
i-Street, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG LLP

Chicago, Illinois
May 23, 2000